                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___



                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

    A NATIONAL BANKING ASSOCIATION                          36-0899825
                                                         (I.R.S. EMPLOYER
                                                       IDENTIFICATION NUMBER)

1 BANK ONE PLAZA, CHICAGO, ILLINOIS                          60670-0120
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL1-0120
                          CHICAGO, ILLINOIS 60670-0120
                   ATTN: CHRISTOPHER C. HOLLY, (312) 732-1643
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                               COMCAST CORPORATION
                      (FORMERLY AT & T COMCAST CORPORATION)
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)



         PENNSYLVANIA                                      27-0000798
   (STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)



1500 MARKET STREET
PHILADELPHIA, PENNSYLVANIA                                   19102-2148
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                       COMCAST CABLE COMMUNICATIONS, INC.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                           23-2175755
 (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)



1500 MARKET STREET
PHILADELPHIA, PENNSYLVANIA                                   19102-2148
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                   COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.
                        (FORMERLY AT & T BROADBAND CORP.)
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                           04-35923297
 (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)



1500 MARKET STREET
PHILADELPHIA, PENNSYLVANIA                                   19102-2148
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                           COMCAST CABLE HOLDINGS, LLC
                        (FORMERLY AT & T BROADBAND, LLC)
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                           84-1260157
 (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)



1500 MARKET STREET
PHILADELPHIA, PENNSYLVANIA                                   19102-2148
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                             COMCAST MO GROUP, INC.
                         (FORMERLY MEDIAONE GROUP, INC.)
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


         DELAWARE                                           84-0926774
 (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)



1500 MARKET STREET
PHILADELPHIA, PENNSYLVANIA                                   19102-2148
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                   9% SENIOR DEBENTURES DUE SEPTEMBER 1, 2008
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING
         INFORMATION AS TO THE TRUSTEE:

         (a)      NAME AND ADDRESS OF EACH EXAMINING OR
         SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C.;
         Federal Deposit Insurance Corporation,
         Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE
         CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR
         IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
         SUCH AFFILIATION.

         No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.  A copy of the existing by-laws of the trustee.*

         5.  Not Applicable.

         6.  The consent of the trustee required by
             Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.  Not Applicable.

         9.  Not Applicable.


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 24th day of January, 2003.


              BANK ONE, NATIONAL ASSOCIATION,
              TRUSTEE

              BY   /S/ CHRISTOPHER C. HOLLY
                 --------------------------------------
                   CHRISTOPHER C. HOLLY
                   SENIOR COUNSEL





* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                       January 24, 2003



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Comcast MO of Delaware, Inc (formerly known as MediaOne of Delaware, Inc.) and Bank One, National Association, (formerly known as The First National Bank of Chicago), as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                           Very truly yours,

                           BANK ONE, NATIONAL ASSOCIATION



                     BY:   /S/ CHRISTOPHER C. HOLLY
                          -----------------------------------
                          CHRISTOPHER C. HOLLY
                          SENIOR COUNSEL

                                    EXHIBIT 7

Legal Title of Bank:       Bank One, N.A.       Call Date: 6/30/02
Address:                   1 Bank One Plaza        Cert #:  03618      Page RC-1
City, State  Zip:          Chicago, IL 60670

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET



                                                                        DOLLAR AMOUNTS IN THOUSANDS    C300
                                                                        ---------------------------    ----

ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):                                                                 RCON
                                                                           ----
    a. Noninterest-bearing balances and currency and coin(1) ........      0081       12,783,000        1.a
    b. Interest-bearing balances(2) .................................      0071        3,002,000        1.b
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) ....      1754                0        2.a
    b. Available-for-sale securities (from Schedule RC-B, column D) .      1773       42,712,000        2.b
3.  Federal funds sold and securities purchased under agreements to resell
    a. Federal funds sold in domestic offices .......................      B987        7,139,000
    b. Securities Purchased under agreements to resell ..............      B989        1,015,000        3.
4.  Loans and lease financing receivables: (from Schedule RC-C):           RCON
                                                                           ----
    a. Loans and leases held for sale ...............................      5369        1,587,000        4.a
    b. Loans and leases, net of unearned income .....................      B528      101,957,000        4.b
    c. LESS: Allowance for loan and lease losses ....................      3123        2,551,000        4.c
    d. Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c) .........................................      B529       99,406,000        4.d
5.  Trading assets (from Schedule RC-D) .............................      3545        3,353,000        5.
6.  Premises and fixed assets (including capitalized leases) ........      2145        1,006,000        6.
7.  Other real estate owned (from Schedule RC-M) ....................      2150           33,000        7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) ..................................      2130          175,000        8.
9.  Customers' liability to this bank on acceptances outstanding ....      2155          244,000        9.
10. Intangible assets
    a.  Goodwill ....................................................      3163          473,000        10.a
    b.  Other intangible assets (from Schedule RC-M) ................      0426            2,000        10.b
11. Other assets (from Schedule RC-F) ...............................      2160       10,989,000        11.
12. Total assets (sum of items 1 through 11) ........................      2170      183,869,000        12.

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

Legal Title of Bank:       Bank One, N.A.       Call Date:  3/31/02
Address:                   1 Bank One Plaza        Cert #"  03618   Page RC-2
City, State  Zip:          Chicago, IL 60670

SCHEDULE RC-CONTINUED

                                                                                 DOLLAR AMOUNTS IN
                                                                                      THOUSANDS
                                                                          -----------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C               RCON
                                                                           ----
       from Schedule RC-E) ..........................................      2200       90,275,000       13.a
       (1) Noninterest-bearing(1)....................................      6631       33,176,000       13.a1
       (2) Interest-bearing..........................................      6636       57,099,000       13.a2
    b. Not applicable
14. Federal funds purchased and securities sold under agreements
    to repurchase                                                          RCFN
                                                                           ----
    a. Federal funds purchased in domestic offices (2)...............      B993        5,324,000       14.a
    b. Securities sold under agreements to repurchase (3)............      RCFD
                                                                           ----
                                                                           B995       13,027,000       14.b
5.  Trading Liabilities(from Schedule RC-D)..........................      3548        3,119,000       15.
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M).......      3190       19,954,000       16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding.........      2920          244,000       18.
19. Subordinated notes and debentures (2)............................      3200        3,979,000       19.
20. Other liabilities (from Schedule RC-G)...........................      2930       10,109,000       20.
21. Total liabilities (sum of items 13 through 20)...................      2948      170,457,000       21.
22. Minority interest in consolidated subsidiaries...................      3000           60,000       22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus....................      3838                0       23.
24. Common stock.....................................................      3230          201,000       24.
25. Surplus (exclude all surplus related to preferred stock).........      3839        7,479,000       25.
26. a. Retained earnings.............................................      3632        5,545,000       26.a
    b. Accumulated other comprehensive income (3)....................      B530          127,000       26.b
27. Other equity capital components (4)..............................      A130                0       27.
28. Total equity capital (sum of items 23 through 27)................      3210       13,352,000       28.
29. Total liabilities, minority interest, and equity
    capital (sum of items 21, 22, and 28)............................      3300      183,869,000       29.

Memorandum

To be reported only with the March Report of Condition


                                                                            -----------------
1.  Indicate in the box at the right the number of the statement below       RCON      Number     Number
    that best describes the most comprehensive level of auditing                                    M.I.
    work performed for the bank by independent external auditors as         -----------------
    of any date during 2001...........................................       6724        N/A
                                                                            -----------------

1 = Independent audit of the bank conducted in accordance         5 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified         external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank         authority)
2 = Independent audit of the bank's parent holding company        6 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing          auditors
    standards by a certified public accounting firm which         7 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company              auditors
    (but not on the bank separately)                              8 = Other audit procedures (excluding tax preparation work)
3 = Attestation on bank management's asseertion on the            9 = No external audit work
    effectiveness of internal control over financial reporting by a certified public accounting firm.
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified
    public accounting firm (may be required by state
    chartering authority)


(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.